EXHIBIT 99.14

                                                               EXECUTION VERSION

                               WAIVER AND CONSENT


         THIS WAIVER AND CONSENT ("Waiver and Consent"), dated as of July 19, 2002, is entered into by and among MOUNTAINGATE LAND, L.P., a California limited partnership (the "Company"), DAVID G. PRICE, an individual ("David Price"), THE DAVID G. PRICE TRUST dated March 5, 1998 (as amended, the "Price Trust") and BANK OF AMERICA, N.A., a national banking association (the "Bank"), as successor in interest to Bank of America National Trust and Savings Association.

                              W I T N E S S E T H:

         WHEREAS, the Company and the Bank are parties to that certain Standing Loan and Swap Commitment, dated as of October 7, 1996 (as amended, modified or supplemented from time to time, the "Loan Agreement"), pursuant to which the Bank loaned the Company $20,000,000 (the "Loan");

         WHEREAS, in connection with the Loan Agreement, the Company executed a first priority Deed of Trust with Assignment of Rents, Security Agreement and Fixture Filing dated as of October 7, 1996 (the "First Mountaingate Deed") covering the property commonly known as Mountaingate Country Club (the "Property") in favor of Bank as security for the Loan;

         WHEREAS, in connection with the Loan Agreement, David Price, and the Price Trust, pledged an aggregate of 319,801 common units of National Golf Operating Partnership, L.P., a California limited partnership, as collateral (the "Currently Pledged Securities");

         WHEREAS, American Golf Corporation, a California corporation ("AGC"), is also indebted to the Bank pursuant to a Credit Agreement dated as of July 30, 1996 (as amended, modified or supplemented from time to time, the "Credit Agreement"), pursuant to which the Bank has provided AGC with revolving credit and standby letter of credit facilities;

         WHEREAS, AGC and the purchasers party thereto (the "Purchasers") are parties to that certain Note Purchase Agreement dated as of July 30, 1996 (as amended, modified or supplemented from time to time, the "Note Purchase Agreement"), pursuant to which AGC issued and the Purchasers purchased $41,500,000 aggregate principal amount of 9.35% Senior Secured Notes due July 1, 2004, of which $30,374,031 is outstanding as of the date hereof;

         WHEREAS, AGC, the Bank and the Purchasers are entering into a Restructuring Agreement and Limited Waiver dated as of July 1, 2002 (the "Restructuring Agreement") in order to restructure the indebtedness under the Credit Agreement and the Note Purchase Agreement (the "Restructuring"). As a condition precedent to the effectiveness of the Restructuring Agreement, the Company is required to execute and deliver a second priority Deed of Trust with Assignment of Rents, Security Agreement and Fixture Filing (the "Second Mountaingate Deed") on the Property in favor of BNY Midwest Trust Company, as collateral agent (the "Collateral Agent") for the benefit of the Bank and the Noteholders (collectively, the "Creditors"). Pursuant to that certain Collateral Agency and Intercreditor Agreement (the "AGC


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Collateral Agency Agreement") by and among AGC, David Price, Jim Colbert Golf,
Inc., Golf Enterprises, Inc., the Collateral Agent, the Bank and the Purchasers, among other things, the Bank granted the Purchasers a limited option to purchase the Loan upon the terms and subject to the conditions set forth in Section 32 thereof; and

         WHEREAS, the Company has requested the Bank, in its capacity as lender to the Company and holder of the First Mountaingate Deed to (i) waive any restrictions set forth in the Loan Agreement and the First Mountaingate Deed relating to the grant of the Second Mountaingate Deed, (ii) consent to and approve of the Company's execution of the Second Mountaingate Deed in favor of the Collateral Agent and (iii) consent to the release of the Currently Pledged Securities as collateral under the Loan Agreement in order to allow them to serve as collateral under the Restructuring Agreement in accordance with the terms of (x) the Stock and Partnership Interest Pledge Agreement (the "Pledge Agreement") among the Collateral Agent, David Price, and the Price Trust, and
(y) the AGC Collateral Agency Agreement.

         NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained, the parties hereto agree as follows:

         Section 1.  Waiver and Consent.

         (a) The Bank hereby (i) waives any restrictions set forth in the Loan Agreement and the First Mountaingate Deed to the extent such restrictions would prohibit the grant of the Second Mountaingate Deed, (ii) consents to and approves of the Company's execution of the Second Mountaingate Deed in favor the Collateral Agent and (iii) consents to the release of the Currently Pledged Securities as collateral under the Loan Agreement in order to allow them to serve as collateral under the Restructuring Agreement in accordance with the terms of the Pledge Agreement.

         (b) The Bank hereby waives any default or event of default arising out of a material adverse change in the financial condition of David Price, the Price Trust or Dallas P. Price, as an individual, the Dallas P. Price Trust or Mountaingate as of the date hereof under Section 6.1(1) of the Loan Agreement.

         (c) The Bank hereby acknowledges receipt of a litigation disclosure letter dated July 8, 2002 and waives any default or event of default arising out of any failure to provide such information prior to the date hereof pursuant to
Section 6.1(i) of the Loan Agreement.

         (d) The Bank consents to any future sale by the Company of a partnership or other equity interest in the Company, or the future pledge or encumbrance by the Company of any interest or part in the Property, provided that (i) the net proceeds of any such transaction are in an amount at least equal to the value of the Alternate Mountaingate Collateral (as defined in the AGC Collateral Agency Agreement), and (ii) such amount of the net proceeds are immediately pledged or otherwise provided to the Collateral Agent as the Alternate Mountaingate Collateral.


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         (e) The parties hereto acknowledge and agree that (i) the occurrence of an Alternate Major Default (as defined in the AGC Collateral Agency Agreement) shall constitute an event of default (a "Cross-Default") under the Loan
Agreement and the First Mountaingate Deed, provided that the Bank shall not be entitled to foreclose upon any shares of securities pledged by Dallas P. Price under the Loan Agreement until and unless an event of default other than a Cross-Default shall have occurred under the First Mountaingate Deed; and (ii) a cure of any such Alternate Major Default under the Second Mountaingate Deed shall constitute a cure of any Cross-Default that resulted thereby.

         (f) The Bank agrees that any failure to provide the Alternate Collateral (as defined in the AGC Collateral Agency Agreement) shall not result in a default or event of default under the First Mountaingate Deed.

         (g) Upon any foreclosure of the Second Mountaingate Deed, the lease between the Company and AGC in respect of the Property shall be terminated.

         Section 2. Continuing Agreements. Except as waived hereby, all of the terms of the Loan Agreement and the First Mountaingate Deed shall remain and continue in full force and effect and are hereby confirmed in all respects.

         Section 3. Governing Law. This Waiver and Consent shall be governed by and construed in accordance with the laws of the State of California without regard to any choice of law provisions therein set forth.

         Section 4. Counterparts. This Waiver and Consent may be executed in one or more counterparts each of which shall be deemed an original but all of which shall constitute one and the same instrument. Delivery by telecopier of an executed counterpart of a signature page to this Waiver and Consent shall be effective as delivery of an originally executed counterpart of this Waiver and Consent.

                            [SIGNATURE PAGE FOLLOWS]

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         IN WITNESS WHEREOF, the parties hereto have entered into this Waiver and Consent as of the day and year first written above.

                                      MOUNTAINGATE LAND, L.P.,
                                      a California limited partnership

                                      By:        Mountaingate Land, Inc.,
                                                  a California corporation
                                      Title:      General Partner

                                      By: /s/ David G. Price
                                          ------------------------------------
                                      Name: David G. Price
                                      Title: President



                                         /s/ David G. Price
                                         -------------------------------------
                                             David G. Price



                                      THE DAVID G. PRICE TRUST

                                      By: /s/ David G. Price
                                          ------------------------------------
                                      Name: David G. Price
                                      Title: Trustee



                                      BANK OF AMERICA, N.A.,
                                      a national banking association

                                      By: /s/ Ronald J. Parisi
                                          ------------------------------------
                                      Name: Ronald J. Parisi
                                      Title: Senior Vice President





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